SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2006
SurModics, Inc.
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-23837 (Commission File Number)	41-1356149 (IRS Employer Identification No.)
9924 West 74th Street
Eden Prairie, Minnesota 55344
(Address of Principal Executive Offices and Zip Code)
(952) 829-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Change of Control Agreement - Bruce J. Barclay
Change of Control Agreement - Philip D. Ankeny

Item 1.01 Entry into a Material Definitive Agreement.
     Effective April 19, 2006, the Company entered into Change of Control Agreements (the “Agreements”) with Bruce J Barclay, President and Chief Executive Officer of the Company and Philip D. Ankeny, Chief Financial Officer and Vice President, Business Development of the Company (each, the “Executive”), which Agreements were approved by the Organization & Compensation Committee of the Board of Directors.
     The Agreements will be in effect for a term of three years unless a “change of control” (as such term is defined in the Agreements) occurs within such three-year period, in which case, the Agreements will terminate twelve months following the occurrence of such a change of control. Each Agreement provides that the Company may terminate the employment of the Executive, for any reason or no reason, at any time prior to the earlier of the third anniversary of the Agreement or a change of control without obligation for severance benefits.
     If within twelve months following the occurrence of a change of control, the Executive’s employment with the Company is terminated either by the Company without cause or by the Executive for good reason, then the Executive is entitled to receive a severance payment equal to three times (in the case of Mr. Barclay) or two times (in the case of Mr. Ankeny) the average cash compensation paid to the Executive during the three most recent taxable years and to continue coverage under life, health, dental and disability benefit plans for up to eighteen months. In addition, any unvested portions of the Executive’s outstanding options or stock appreciation rights will immediately vest and become exercisable, any remaining forfeiture provisions on his outstanding restricted stock awards will immediately lapse, and a portion of the shares subject to his outstanding performance awards will immediately vest and become payable. If any change of control benefit payable to the Executive would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, the Executive will receive a tax gross-up payment sufficient to pay the initial excise tax applicable to such excess parachute payment.
     The foregoing description of the Agreements is qualified in its entirety by reference to the Change of Control Agreements, which are filed as Exhibits 99.1 and 99.2 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements: None.

(b)	Pro forma financial information: None

(c)	Exhibits:

99.1	Change of Control Agreement with Bruce J Barclay, dated April 19, 2006

99.2	Change of Control Agreement with Philip D. Ankeny, dated April 19, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: April 24, 2006	By	/s/ Philip D. Ankeny
	Name:	Philip D. Ankeny
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
EXHIBIT INDEX
to
FORM 8-K
SURMODICS, INC.

Date of Report:	Commission File No.:
April 19, 2006	0-23837

Exhibit No.	ITEM
99.1	Change of Control Agreement with Bruce J Barclay, dated April 19, 2006

99.2	Change of Control Agreement with Philip D. Ankeny, dated April 19, 2006